Exhibit 99.1

REVISED LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING

3.50% CONVERTIBLE SENIOR NOTES DUE 2011

(CUSIP NUMBER 68812R AC9)

IN EXCHANGE FOR

12.50% CONVERTIBLE GUARANTEED SENIOR NOTES DUE 2011

WHICH WILL BE REGISTERED UNDER

THE SECURITIES ACT OF 1933, AS AMENDED,

PRIOR TO CLOSING AND COMMON STOCK

OF

OSCIENT PHARMACEUTICALS CORPORATION

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON NOVEMBER 21, 2008 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

U.S. Bank National Association

Exchange Agent

For 3.50% Convertible Senior Notes due 2011

By Mail or Overnight Courier:

U.S. Bank National Association

Attn. Specialized Finance

60 Livingston Avenue

St. Paul, MN 55107

By Facsimile Transmission:

(617) 603-6683

Confirm by Telephone:

(617) 603-6553

For Information with respect to the Exchange Offer call:

The Information Agent:

The Altman Group, Inc.

1200 Wall Street West, 3rd Floor

Lyndhurst, New Jersey 07071

Holders call toll-free: (866) 751-6316

Banks and Brokers call: (201) 806-7300

Fax: (201) 460-0050

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH

ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET

FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the Preliminary Prospectus, dated November 7, 2008 (the “Prospectus”), of Oscient Pharmaceuticals Corporation, a Massachusetts corporation (the “Company”), and this Revised Letter of Transmittal (the “Letter”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) up to $90,280,000 aggregate principal amount of the Company’s 12.50% Convertible Senior Notes due 2011 (the “New Notes”) and shares of our common stock having an aggregate value equal to up to $22,570,000 based on the simple average of the daily volume-weighted average price of a share of our common stock on the NASDAQ Global Market for each of the five trading days prior to and including the second business day before the expiration date of the exchange offer, for an aggregate principal amount of up to $225,700,000 of the Company’s issued and outstanding 3.50% Convertible Senior Notes due 2011 (the “Existing 2011 Notes”) from the registered holders thereof (the “Holders”).

For each Existing 2011 Note in principal amount of $1,000 accepted for exchange, the Holder of such Note will receive $400 in principal amount of our New Notes and shares of our common stock having a value equal to $100, based on the simple average of the daily volume-weighted average price of a share of our common stock on the NASDAQ Global Market for each of the five trading days prior to and including the second business day before the expiration date of the exchange offer; provided, that in no event shall we issue more than 100 shares of our common stock per each $1,000 principal amount of existing 2011 notes tendered, which reflects a minimum issue price of $1.00 per share.

This Letter is to be completed by a Holder and tender of Existing 2011 Notes is to be made by book entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Existing 2011 Notes” section of the Prospectus. Holders who are unable to deliver confirmation of the book entry tender of their Existing 2011 Notes into the Exchange Agent’s account at the Book Entry Transfer Facility (a “Book Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date must tender their Existing 2011 Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer at its discretion. The Company shall notify the Holders of the Existing 2011 Notes of any extension promptly by oral or written notice thereof.

Please read this entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal must be followed.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED AND COMPLETE THE SUBSTITUTE FORM W-9 AS SET FORTH BELOW.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List in the sections provided below each issue of Existing 2011 Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing 2011 Notes should be listed and attached on a separate schedule.

DESCRIPTION OF EXISTING 2011 NOTES	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Note Certificate Number(s)*	Aggregate Principal Amount of Existing 2011 Note(s)	Principal Amount Tendered**	CUSIP Number

	Total
* Need not be completed by holders tendering by book-entry transfer.

**     Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing 2011 Notes represented by the Existing 2011 Notes indicated in column 2. See Instruction 2. Existing 2011 Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

The numbers and addresses of the holders should be printed exactly as they appear on the certificate representing Existing 2011 Notes tendered hereby.

☐	CHECK HERE IF TENDERED EXISTING 2011 NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING 2011 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

For Book Entry Transfer, Complete the Following:

Account Number Transaction Code Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the aggregate principal amount of Existing 2011 Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing 2011 Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Existing 2011 Notes as are being tendered hereby.

The undersigned understands that tenders of Existing 2011 Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by purchaser will constitute a binding agreement between the undersigned and purchaser.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Existing 2011 Notes, with full power of substitution, among other things, to cause the Existing 2011 Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing 2011 Notes and to acquire New Notes issuable upon the exchange of such tendered Existing 2011 Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing 2011 Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING ONE OR MORE OF THE SECTIONS ENTITLED “DESCRIPTION OF EXISTING 2011 NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING 2011 NOTES AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above which is maintained at the Book Entry Transfer Facility.

SPECIAL ISSUANCE INSTRUCTION (See Instructions 3 and 4)

To be completed ONLY if Existing 2011 Notes not accepted for exchange or New Notes are to be returned by credit to an account maintained at the Book Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or unexchanged Existing 2011 Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

☐ Credit New Notes and/or unexchanged Existing 2011 Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute Form W-9 below)

X

X
(Signature(s) of Owner(s))	(Date)

Area Code and Telephone Number:

If a Holder is tendering any Existing 2011 Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing 2011 Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the

Outstanding 3.50% Convertible Senior Notes due 2011

(CUSIP Number 68812R AC9)

in Exchange for the

12.50% Convertible Guaranteed Senior Notes due 2011

Which Will be Registered Under

The Securities Act of 1933, as Amended,

Prior to Closing and Common Stock

of

Oscient Pharmaceuticals Corporation

1. Delivery of this Letter; Guaranteed Delivery Procedures. This Letter, or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, is to be completed by Holders of Existing 2011 Notes for tenders that are made pursuant to the procedures for delivery by book entry transfer set forth in “The Exchange Offer—Procedures for Tendering Existing 2011 Notes” section of the Prospectus. Book-Entry Confirmation, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing 2011 Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing 2011 Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”), (ii) prior to 11:59 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company’s ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder and the amount of Existing 2011 Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three Nasdaq trading days after the Expiration Date.

The delivery of the Existing 2011 Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See “The Exchange Offer” section of the Prospectus.

2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the Existing 2011 Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing 2011 Notes in the Book-Entry Transfer Facility System without any change whatsoever.

If any tendered Existing 2011 Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Existing 2011 Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the Existing 2011 Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Institution.

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing 2011 Notes are tendered: (i) by a registered Holder of Existing 2011 Notes (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing 2011 Notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance Instructions. Holders tendering Existing 2011 Notes by book-entry transfer may request that Existing 2011 Notes not exchanged be credited to such account maintained at the Book Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing 2011 Notes not exchanged will be credited to the proper account maintained at The Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Taxpayer Identification Number. U.S. federal income tax law generally requires that a tendering Holder who is a U.S. person and whose Existing 2011 Notes are accepted for exchange must provide the Exchange Agent (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 included below or establish another basis for exemption from U.S backup withholding. In the case of a tendering Holder who is an individual, such individual’s TIN is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption from backup withholding, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments to such tendering Holder of Existing 2011 Notes. Backup withholding is not an additional tax. Rather, the U.S. federal income taxes payable by persons subject to backup withholding will be reduced by the amount of any backup withholding tax that is withheld provided that required information is provided to the Internal Revenue Service (“IRS”). If such withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS.

Certain Holders of Existing 2011 Notes are exempt and not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder of Existing 2011 Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, (A) that the TIN provided is correct (or that such Holder is awaiting a TIN), (B) that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (C) that the Holder is a U.S. person (including a U.S. resident alien). A tendering Holder who is not a U.S. person must provide the Exchange Agent with the appropriate, properly completed Form W-8: Certificate of Foreign Status in order to avoid withholding. These forms may be obtained from the Exchange Agent. If the Existing 2011 Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN, and write “applied for” in lieu of its TIN in Part I of the Substitute Form W-9. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to provide a TIN before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing 2011 Notes to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Existing 2011 Notes. If, however, New Notes and/or substitute Existing 2011 Notes not exchanged are to be registered or issued in the name of any person other than the registered Holder of the Existing 2011 Notes tendered hereby, or if tendered Existing 2011 Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing 2011 Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing 2011 Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing 2011 Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing 2011 Notes nor shall any of them incur any liability for failure to give any such notice.

8. Withdrawal Rights. Tenders of Existing 2011 Notes may be withdrawn (i) at any time prior to 11:59 p.m., New York City time, on the Expiration Date or (ii) at any time after December 21, 2008 if the Company has not accepted the tendered Existing 2011 Notes for exchange by that date.

For a withdrawal of a tender of Existing 2011 Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 11:59 p.m., New York City time, on the Expiration Date or at any time after December 21, 2008 if the Company has not accepted the tendered Existing 2011 Notes for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing 2011 Notes to be withdrawn (the “Depositor”), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing 2011 Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing 2011 Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing 2011 Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee, with respect to the Existing 2011 Notes, register the transfer of such Existing 2011 Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing 2011 Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company. Any Existing 2011 Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing 2011 Notes so withdrawn are validly retendered. Any Existing 2011 Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent’s account at the Book Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Procedures for Tendering Existing 2011 Notes” section of the Prospectus. Such Existing 2011 Notes will be credited to an account maintained with the Book Entry Transfer Facility for the Existing 2011 Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing 2011 Notes may be retendered by following the procedures described above at any time on or prior to 11:59 p.m., New York City time, on the Expiration Date.

9. The Company agrees that if you tender your Existing Notes in the Exchange Offer and upon a successful Exchange Offer, for so long as you hold the New Notes you receive in the exchange offer or the shares of common stock as a result of the conversion thereof, you will be entitled to the benefit of Article 15 in the Indenture which governs the New Notes by and among the Company, Guardian II Acquisition Corporation and US Bank National Association, as Trustee.

10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering and requests for Notices of Guaranteed Delivery may be directed to the Exchange Agent, at the address and telephone number indicated above. Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the information agent, The Altman Group, Inc. (the “Information Agent”), at the following address and telephone numbers:

The Altman Group, Inc.

1200 Wall Street West, 3rd Floor

Lyndhurst, New Jersey 07071

Holders call toll-free: (866) 751-6316

Banks and Brokers call: (201) 806-7300

Fax: (201) 460-0050

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payer.

For this type of account	Give the SOCIAL SECURITY number of—	For this type of account	Give the EMPLOYER IDENTIFICATION number of—
1. Individual	The individual	1. Disregarded entity not owned by an individual	The owner

		2. A valid trust, estate, or pension trust	The legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	3. Corporate or LLC electing corporate status on IRS Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	4. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	5. Partnership or multi-member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	6. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	7. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “doing business as” name on the second line. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service “IRS” (web site at www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A financial institution.

•	A corporation.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR NAME AND TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT FROM BACKUP WITHHOLDING” BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Privacy Act Notice. Section 6109 requires you to give correct taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce non-tax criminal laws, or federal law enforcement and intelligence agencies to combat terrorism.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Name:
Business Name, if different from above:

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Partnership	☐ Corporation ☐ Other
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)

☐ Exempt from Backup Withholding

Address:

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART I – please provide your TIN in the box at right and certify by signing and dating below
Social Security Number or Employer Identification Number (if awaiting TIN write “Applied For”)
Part II – For payees exempt from backup withholding, see the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Certification: Under penalties of perjury, I certify that:

(1)    The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for Taxpayer Identification Number to issued to me);

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signature: Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, all reportable payments made to me thereafter will be subject to a 28% backup withholding until I provide a properly certified taxpayer identification number. Backup withholding may also apply during such 60 day period to certain reportable payments.

Signature	Date